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Exhibit 23.1

CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 23, 2004 in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-110923) and related Prospectus of Corgentech Inc. for the registration of shares of its common stock.

/s/  ERNST & YOUNG LLP

Palo Alto, California
February 5, 2004

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  Exhibit 23.1
CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS